                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event report MARCH 15, 2002

        First Union National Bank (as Representative under a Pooling and
           Servicing Agreement dated as of February 28, 2001 providing for the issuance of HomEq Trust 2001-A) and each of the
               Originators listed on Schedule A attached hereto.

             (Exact name of registrant as specified in its charter)

              *                           333-60771                     *
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State or other jurisdiction              (Commission              (IRS Employer
     of incorporation)                   File Number)               ID Number)

         c/o First Union National Bank, 401 South Tryon Street - NC1179
                               Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

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          (Former name or former address, if changed since last report)

*        See Schedule A

Item 5   Other Events

         The Servicer has and continues to adjust its servicing policies to meet the requirements of regulatory agencies, as provided for in the Pooling and Servicing Agreement. The Issuer will disclose such policies that materially and adversely effect the Certificateholders.

         Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the MARCH 15, 2002 Remittance Date.

Item 7   Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit  Number
--------------------------
20.1                            Monthly statement to Class A Certificate holders with respect to the MARCH 15,
                                2002 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
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Name: Robert Ashbaugh
Title: Vice President                                      Dated: APRIL 1, 2002

                                  Exhibit Index

20.1              Monthly statement sent to Class A Certificate holders with respect to the
                  MARCH 15, 2002 Remittance Date.

                                   Schedule A

                                                                        State of                 IRS Employer
Registrant                                                              Incorporation              ID Number
----------                                                              -------------            ------------
HomEq Servicing Corp.
The Money Store/D.C. Inc.                                               D.C.                      22-2133027
The Money Store Home Equity Corp.                                       Kentucky                  22-2522232
The Money Store/Minnesota Inc.                                          Minnesota                 22-3003495